UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 24, 2020

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

Environmental Improvement Revenue Bonds

On November 24, 2020, United States Steel Corporation (the “Corporation”) entered into an Agreement of Sale dated as of November 1, 2020 (the “Agreement of Sale”) with The Industrial Development Board of the City of Hoover (Alabama) (the “Alabama Issuer”) whereby the Alabama Issuer agreed to use the proceeds of the sale of its $63,400,000 Environmental Improvement Revenue Bonds, Series 2020 (United States Steel Corporation Project) (the “Alabama Bonds”) issued under a Trust Indenture dated as of November 1, 2020 (the “Indenture”) between the Alabama Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee, to finance or refinance the acquisition, construction, equipping and installation of certain solid waste disposal facilities, including an electric arc furnace and other equipment and facilities, to be owned by the Corporation and located at its Fairfield Works. Under the Agreement of Sale, the Corporation will pay the semiannual interest payments on the Alabama Bonds and the principal of the Alabama Bonds due on November 1, 2050. The Alabama Bonds will bear interest at a rate of 6.375% through October 31, 2030 and are subject to mandatory purchase by the Corporation on November 1, 2030 at which time it is expected that the Alabama Bonds will be remarketed to the public at a fixed interest rate for a term ending on or prior to their November 1, 2050 maturity date in accordance with the provisions of the Indenture. The Alabama Bonds are subject to optional redemption by the Corporation at par on November 1, 2030.

On November 24, 2020, the Corporation also entered into Loan Agreement dated as of November 1, 2020 (the “Loan Agreement”) with the Indiana Finance Authority (the “Indiana Issuer”) whereby the Indiana Issuer agreed to use the proceeds of the sale of its (i) $33,300,000 Environmental Improvement Revenue Bonds, Series 2020A (United States Steel Corporation Project) (the “Series 2020A Bonds”) to finance a portion of the costs of acquiring, engineering, constructing, installing and equipping certain solid waste disposal facilities at chemical and steel producing plants of the Corporation at the Corporation’s Gary Complex located in the City of Gary in the State of Indiana (the “State”), including but not limited to a landfill, dust catcher and integral components of these facilities, and (ii) if and when issued in the maximum principal amount of $88,810,000 Environmental Improvement Revenue Refunding Bonds, Series 2020B (United States Steel Corporation Project) (the “Series 2020B Bonds” and together with the Series 2020A Bonds, the “Indiana Bonds”) for the purpose of refunding the remaining outstanding principal amount of the Indiana Issuer’s Environmental Improvement Revenue Refunding Bonds, Series 2010 (United States Steel Corporation Project) (the “Refunded Bonds”), currently outstanding in the aggregate principal amount of $88,810,000, which Refunded Bonds were issued for the purpose of refunding two prior issues of the Indiana Issuer’s bonds, the proceeds of which were used to finance or refinance a portion of the costs to the Corporation of the acquisition, construction, equipping and installation of certain pollution control facilities at its plant in the City of Gary in the State. Under the Loan Agreement, the Corporation will pay the semiannual interest payments on the Series 2020A Bonds and the principal of the Series 2020A Bonds due on May 1, 2039; if issued, the payment dates with respect to the Series 2020B Bonds will be determined at the time of issuance of such Series 2020B Bonds. The Series 2020A Bonds are subject to optional redemption by the Corporation at par on or after November 1, 2030, and redemption terms with respect to the Series 2020B Bonds, if issued, will be determined at the time of issuance of such Series 2020B Bonds.

The foregoing descriptions of the Agreement of Sale and the Loan Agreement do not purport to be complete and are qualified in their entirety by the copies of such agreements filed herewith as Exhibits 10.1 and 10.2.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 24, 2020, the Corporation issued a press release announcing the closing of the Alabama Bonds. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

The press release referenced in Item 7.01 is furnished with this current report on Form 8-K as Exhibit 99.1.

(d) Exhibits

10.1
Agreement of Sale dated as of November 1, 2020 between the Corporation and The Industrial Development Board of the City of Hoover regarding $63,400,000 million 6.375% Environmental Improvement Revenue Bonds, Series 2020 (United States Steel Corporation Project).

10.2
Loan Agreement dated as of November 1, 2020 between the Corporation and the Indiana Finance Authority regarding $33,300,000 Indiana Finance Authority Environmental Improvement Revenue Bonds, Series 2020A (United States Steel Corporation Project) and Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds, Series 2020B (United States Steel Corporation Project)

99.1	Press Release, dated November 24, 2020

104	The cover page interactive data file from this Current report on Form 8-K is embedded within the Inline XBRL document exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President & Controller

Dated: November 24, 2020